Exhibit 99.1

2012 Shareholder Meeting
Hines Real Estate Investment Trust, Inc.
Charles Hazen
President and CEO

▪ Commenced capital raising in 2004
▪ Raised and invested significant capital in 2006 and 2007 which represented a peak in the overall economic cycle and real estate cycle
▪ In 2008 and 2009, amidst the global financial crisis, we experienced significant declines in capital raising and significant increases in redemption requests
▪ At the end of 2009, capital raising ceased and we suspended our redemption plan to prudently preserve liquidity and protect the company’s financial position
Hines REIT 2012 Shareholder Meeting

Since 2009, the Company has been keenly focused on the following:
▪ Leasing: Keeping our tenants in occupancy to preserve and maintain operating income and values
▪ Strategic asset sales: Identifying opportunities to sell certain stabilized assets to harvest liquidity and attractive profits
 • Atrium on Bay, One and Two Shell Plaza, One North Wacker, Three First
 National Plaza, Brazil Industrial and 600 Lexington
▪ Liquidity: Ensuring we have sufficient funds to meet liquidity needs for operating expenses, leasing capital, and debt refinancings, while still maintaining reasonable levels of distributions to our shareholders
We continue to be patient and disciplined in managing our portfolio in order to benefit from the slow but steady economic U.S. office market recovery
Hines REIT 2012 Shareholder Meeting

Current Market Update
▪ Economic recovery continues, but slowly
 • GDP only up 1.8% in 2011 and 2.0% in Q1 and 1.5% in Q2 of 2012
 • 12 consecutive quarters of GDP growth
▪ Unemployment is still very high
 • Below its prior peaks but remains above 8%
 • 4.5M private sector jobs have been added to the U.S. economy since March 2010
 – 1 out of 3 jobs have been office-using
 • Offset by more than half a million cuts in public sector
▪ Uncertainty in global economy causing instability in U.S. markets
 • U.S. debt ceiling and budget concerns
 • Ongoing fiscal and debt crisis in Europe
Hines REIT 2012 Shareholder Meeting

▪ Moderate growth in office markets
 • Office growth has been reasonably good over past two years
 – 96M SF absorbed by U.S. tenants
 • Growth is tempered as many tenants still have excess space left over from job cuts during the downturn
 • Moderate demand coupled with limited supply is beginning to put upward pressure on rents in many markets
▪ Recovery varies by market
 • Markets such as New York, Chicago, Houston and San Francisco continue to show signs of rental growth
 • Some secondary markets such as Phoenix, Sacramento and Charlotte continue to struggle
Hines REIT 2012 Shareholder Meeting

Current State of Real Estate Market Recovery

Hines REIT 2012 Shareholder Meeting

Strategic Dispositions
One North Wacker
Chicago, IL
Acquired: Mar. 2008
for $540 million
Sold 49% interest in Dec. 2011
for $298.9 million1
Effective ownership: 22%*
*This asset was owned indirectly through the Core Fund.
1The Core Fund, in which Hines REIT invests, did not recognize a gain or loss on the sale due to the carrying amount of the noncontrolling interest being adjusted to reflect the change in ownership of One North Wacker.
One and Two
Shell Plaza
Houston, TX
Acquired: May 2004
for $352 million
Sold: Aug. 2012 for
$550 million
Effective ownership:11%*

Strategic Dispositions
Hines REIT 2012 Shareholder Meeting

Atrium on Bay,
Toronto, ON, Canada
Acquired: Feb. 2007
for $215 million USD
Sold: Jun. 2011
for $353 million USD
Effective ownership:100%
*This asset was owned indirectly through the Core Fund.
Three First National Plaza
Chicago, IL
Acquired: Mar. 2005 for
$245 million
Sold: Aug. 2011
for $344 million
Effective ownership:18%*

Hines REIT 2012 Shareholder Meeting

Strategic Dispositions
*This asset was owned indirectly through the Core Fund.
600 Lexington,
New York, NY
Acquired: Feb. 2004
for $92 million
Sold: May 2010
for $193 million
Effective ownership:11.67%*
Brazilian Industrial Parks
Araucaria, Elouveira and Vinhedo
Acquired: Dec. 2008 for $115 million
Sold: Jan. 2010 and Apr. 2010 for $141 million
Effective ownership:100%

Portfolio Summary
▪ Total real estate assets of approximately $3.0B
▪ Interests in 55 properties totaling over 25 million square feet
▪ Weighted average occupancy of 87%
▪ Current leverage percentage of 55% with weighted average
 interest rate of 5.6%
▪ On May 24, 2011, NAV was determined to be $7.78.
 • New NAV will be disclosed prior to December 31, 2012.
Hines REIT 2012 Shareholder Meeting

1. Data as of June 30, 2012 and based on Hines REIT’s pro rata ownership.
Excludes One and Two Shell Plaza which was sold on August 9, 2012.

96%
94%
92%
90%
88%
86%
84%
82%
80%
94%
95%
94%
93%
95%
90%
89%
89%
89%
88%
87%
87%
87%
2004
2005
2006
2007
2008
2009
2010
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
NCREIF US Office Leased
Hines REIT Portfolio Leased

Hines

Tracking Occupancy
Hines REIT 2012 Shareholder Meeting

Source: NCREIF

East
Midwest
South
West
Rio de Janeiro

**ASSET CLASS MIX[1]**
% OF TOTAL PORTFOLIO—BASED ON ESTIMATED AGGREGATE VALUE

Office 90%
Industrial 4%
Retail 6%

**REGIONAL MIX[1]**
% OF TOTAL PORTFOLIO—BASED ON ESTIMATED AGGREGATE VALUE

East
MW 17.5%
South 30.7%
West 42.4%
International

**CITY MIX[1]**
% OF TOTAL PORTFOLIO—BASED ON ESTIMATED AGGREGATE VALUE

Atlanta
Charlotte
Chicago
Dallas
Denver
Houston
Kansas City
Los Angeles
Miami
Minneapolis
New York
Phoenix
Richmond
Sacramento
San Francisco/East Bay
Seattle
Other

Hines REIT 2012 Shareholder Meeting
San Francisco
Houston
Chicago
Seattle
Atlanta
San Diego
Los Angeles
Washington, DC
New York
Dallas
Sacramento
Miami
Richmond
East Bay
Charlotte
Minneapolis
Phoenix
Kansas City
San Antonio
Orlando
Memphis
Denver
8.6%
0.8%
3.3%
10.3%
2.0%
4.6%
5.2%
4.2%
1.8%
8.1%
3.4%
2.1%
10.6%
10.1%
13.7%
2.6%
1.8%
5.5%
10.7%

1. Data as of June 30, 2012 and based on Hines REIT’s pro rata ownership.
Excludes One and Two Shell Plaza which was sold on August 9, 2012.

% OF TOTAL LEASABLE SQUARE FEET IN PORTFOLIO

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
13.4%
3.5%
10.1%
5.5%
8.6%
7.1%
9.7%
11.7%
3.8%
3.2%
6.0%
Vacant
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

| | |
|---|---|
| Investment Grade | 33.1% |
| Top 100 Legal (based on Am. Law) | 12.7% |
| Top 200 Legal (based on Am. Law) | 1.0% |
| Other Credit | 8.1% |
| Other | 45.1% |

| | |
|---|---|
| Accounting | 2.5% |
| Arts, Entertainment, and Recreation | 2.2% |
| Construction | 1.5% |
| Energy | 4.2% |
| Finance and Insurance | 12.7% |
| Government | 4.7% |
| Grocery Anchored Retail | 7.8% |
| Health Care | 3.9% |
| Information | 11.5% |
| Legal | 17.1% |
| Manufacturing | 11.4% |
| Other Professional Services | 5.9% |
| Other Services | 2.2% |
| Real Estate | 2.9% |
| Retail | 1.3% |
| Transportation and Warehousing | 3.7% |
| Wholesale Trade | 2.9% |
| Other | 1.6% |

Hines

Lease Rollover and Tenant Diversification
Hines REIT 2012 Shareholder Meeting
ROLLOVER1
TENANT CREDIT QUALITY1
% OF TOTAL PORTFOLIO—BASED ON SQUARE FOOTAGE
TENANT INDUSTRY MIX1
% OF TOTAL PORTFOLIO—BASED ON SQUARE FOOTAGE
1. Data as of June 30, 2012 and based on Hines REIT’s pro rata ownership.
Excludes One and Two Shell Plaza which was sold on August 9, 2012.
.

Three Huntington
Quadrangle
Long Island, NY
407,912 Square Feet
Acquired 7/07
61% leased
Airport Corporate
Center
Miami, FL
1,018,428 Square Feet
Acquired 1/06
77% leased
Hines REIT Portfolio
Hines REIT 2012 Shareholder Meeting
Minneapolis Office/Flex
Portfolio
Minneapolis, MN
769,453 Square Feet
Acquired 9/07
74% leased
Williams Tower
Houston, TX
1,479,764 Square Feet
Acquired 05/08
95% leased
2555 Grand Blvd
Kansas City, MO
595,607 Square Feet
Acquired 2/08
100% leased
321 North Clark
Chicago, IL
889,744 Square Feet
Acquired 4/06
79% leased
Citymark
Dallas, TX
218,926 Square Feet
Acquired 8/05
93% leased
JPMorgan Chase Tower
Dallas, TX
1,253,343 Square Feet
Acquired 11/07
80% leased

Hines REIT Portfolio
Hines REIT 2012 Shareholder Meeting
Denver Industrial
Denver, CO
484,737 Square Feet
Acquired 12/08
88% leased (345 Inverness)
85% leased (Arapahoe)
4050/4055 Corporate
Drive
Dallas, TX
643,429 Square Feet
Acquired 05/08
85% leased
5th & Bell
Seattle, WA
197,135 Square Feet
Acquired 6/07
99% leased
Seattle Design Center
Redmond, WA
390,684 Square Feet
Acquired 6/07
70% leased
Daytona-Hart Portfolio
Redmond, WA
711,974 Square Feet
Acquired 12/06, 1/07
100% leased (Daytona)
85% leased (Laguna)
1900/2000 Alameda
San Mateo, CA
254,145 Square Feet
Acquired 6/05
91% leased
1515 S Street
Sacramento, CA
349,740 Square Feet
Acquired 11/05
99% leased
3400 Data Drive
Sacramento, CA
149,703 Square Feet
Acquired 11/06
100% leased

15
Hines REIT 2012 Shareholder Meeting
Hines REIT Portfolio
2100 Powell
Emeryville, CA
345,892 Square Feet
Acquired 12/06
100% leased
Weingarten Retail
Portfolio
Various locations
1,510,214 Square Feet
Acquired 11/08 - 3/09
95% leased
Raytheon/DirecTV
El Segundo, CA
550,579 Square Feet
Acquired 3/08
100% leased
One Wilshire
Los Angeles, CA
661,553 Square Feet
Acquired 8/07
94% leased
Distribution Park Rio
Rio de Janeiro, Brazil
690,579 Square Feet
Acquired 07/07
100% leased

1As of June 30, 2012, Hines REIT owned an approximate 27.1% interest in the Hines US Core Office Fund.
499 Park Ave
New York, NY
296,005 Square Feet
Acquired 8/03
91% leased
425 Lexington Ave
New York, NY
700,034 Square Feet
Acquired 8/03
100% leased
Riverfront Plaza
Richmond, VA
951,616 Square Feet
Acquired 11/06
98% leased
Charlotte Plaza
Charlotte, NC
625,026 Square Feet
Acquired 6/07
77% leased
Carillon
Charlotte, NC
473,485 Square Feet
Acquired 7/07
76% leased
1200 19th Street
Washington D.C.
337,369 Square Feet
Acquired 8/03
86% leased
Hines REIT Portfolio1
Hines REIT 2012 Shareholder Meeting
One Atlantic Center
Atlanta, GA
1,100,312 Square Feet
Acquired 7/06
92% leased
One North Wacker
Chicago, IL
1,373,754 Square Feet
Acquired 3/08
96% leased
333 West Wacker
Chicago, IL
857,558 Square Feet
Acquired 4/06
74% leased
Renaissance
Square
Phoenix, AZ
965,508 Square Feet
Acquired 12/07
76% leased

1As of June 30, 2012, Hines REIT owned a 27.1% interest in the Hines US Core Office Fund.
101 Second Street
San Francisco, CA
388,370 Square Feet
Acquired 9/04
97% leased
The KPMG Building
San Francisco, CA
379,328 Square Feet
Acquired 9/04
97% leased
Golden Eagle Plaza
San Diego, CA
449,180 Square Feet
Acquired 8/05
78% leased
Warner Center
Los Angeles, CA
808,274 Square Feet
Acquired 10/06
91% leased
720 Olive Way
Seattle, WA
300,710 Square Feet
Acquired 1/06
86% leased
Douglas Boulevard
Sacramento, CA
884,320 Square Feet
Acquired 05/07
63% leased
Wells Fargo Center
Sacramento, CA
502,365 Square Feet
Acquired 05/07
93% leased
Hines REIT 2012 Shareholder Meeting
Hines REIT Portfolio1

▪ Houston, TX - Williams Tower
 • Recently achieved 95% occupancy
 • Executed a 138,000 SF renewal with Hines through 2023
 • Executed a 60,000 SF expansion with Williams Field Services Company through 2018, bringing the Williams Companies total occupancy in the project to 346,000 SF.
 • Executed 33,000 SF of expansions with Rowan Companies through 2020.
 • Executed new leases totaling approximately 66,000 SF with Cadence Bancorp through 2021, which included the retail bank space on the first floor of the building.
 • Executed a 23,000 SF expansion with Quanta Services through 2023.
 • Executed a lease renewal and expansion to 32,000 SF with Ryan and Company, a global tax services firm through 2019.
▪ Miami, FL - Airport Corporate Center
 • Executed a 199,000 SF lease renewal with Norwegian Cruise Line, the project’s largest tenant, through 2023.
▪ Chicago, IL - One North Wacker
 • Executed a 278,000 SF lease renewal with PricewaterhouseCoopers through 2028.
Hines REIT 2012 Shareholder Meeting

Finding Success in Challenging Markets
Leasing Update:

▪ Chicago - 321 North Clark
 • Executed a 200,000 SF lease renewal with the American Bar Association through 2024.
▪ Redmond, WA - Daytona-Hart Portfolio
 • Executed a 211,000 SF lease renewal with Microsoft through 2017.
▪ Los Angeles, CA - One Wilshire
 • Executed a 106,000 SF lease renewal with Musick, Peeler & Garrett LLP, a California-
 based law firm, through 2023.
▪ El Segundo, CA - Raytheon/DirecTV
 • Executed a 205,000 SF lease renewal with DirecTV through 2027.
▪ Dallas, TX - 4050/4055 Corporate Drive
 • Executed a 241,000 SF lease renewal with Kay Chemical Company, a leading global supplier of cleaning and sanitation supplies to the quick service restaurant and food retail industries, through 2018.
 • Executed a 200,000 SF lease renewal with Fleetpride Corporation, a nationwide supplier of heavy-duty truck and trailer parts, through 2019.
Hines REIT 2012 Shareholder Meeting

Finding Success in Challenging Markets

Balance at Maturity (000s)
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$159,500
$456,000
$0
$18,462
$281,154
$335,000
$0
$0
$0
$68,046
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

| | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 |
|---|---|---|---|---|---|---|---|---|---|---|
| % Maturing | 12% | 35% | 0% | 1% | 21% | 25% | 0% | 0% | 0% | 5% |
| # Loans | 1 | 5 | 0 | 2 | 6 | 7 | 0 | 0 | 0 | 1 |

Hines

Hines REIT 2012 Shareholder Meeting

Debt Maturity Chart as of June 30, 2012
Portfolio Average Weighted Interest
Rate: 5.64%

# Distribution History*

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
Ordinary
Return of Initial Investment

Hines

Hines REIT 2012 Shareholder Meeting

*Annual distribution rates have been calculated based on the most recent primary offering price of $10.08 per share. In May 2011, we announced an estimated per share value of $7.78. The distribution rate on the $7.78 share price is 6.5%. Rates assumes consistent distribution rate for 12-month period. Hines REIT declared distributions from July 2011 through the month of June 2012 in an amount equal to $0.00138082 per share, per day. Of the amount described above,
$0.00041425 of the per share, per day dividend will be designated by the Company as a special distribution which will be a return of a portion of the shareholders’ invested capital and, as such, will reduce their remaining investment in the Company. The special distribution represents a portion of the profits from sales of investment property. The above designations of a portion of the distribution as a special distribution will not impact the tax treatment of the distributions to our shareholders. We funded our cash distributions with cash flows from operating activities, distributions received from our unconsolidated investments, proceeds from the sales of our real estate investments and cash generated during prior periods.

Current Priorities & Focus
▪ Alignment of interest
 • Hines has approximately $118 million invested in Hines REIT
 • Hines waived 1/3 of its cash asset management fees from July 2011 through
 December 2012 to enhance the Company’s cash flows
 • Fee waiver is projected to total over $7.5 million
▪ Our near-term priorities consist of:
 • Leasing of existing assets in our portfolio
 • Strategic asset sales
 • Managing liquidity & maximizing distributions to shareholders
Hines REIT 2012 Shareholder Meeting

Current Priorities & Focus
▪ Our long-term priorities consist of:
 • Evaluating potential exit strategies
 • Managing our debt maturities
▪ These priorities are designed to maximize shareholder returns over the long term and return shareholder capital
Hines REIT 2012 Shareholder Meeting